TRADE AND OTHER PAYABLES (CURRENT)	12 Months Ended
Jun. 30, 2019
TRADE AND OTHER PAYABLES (CURRENT)
TRADE AND OTHER PAYABLES (CURRENT)

15.TRADE AND OTHER PAYABLES (CURRENT)

	Consolidated
	2019	2018
	A$	A$
Trade payables	590,231	535,924
Other payables	68,423	222,502
Accrued expenses	346,654	186,704
Total current trade and other payables	1,005,308	945,130

Note: Trade payables for the Company include amounts due in US dollars of USD 126,829 (2018: USD 116,063) and Swiss francs of CHF 0 (2017: CHF 380).

Refer Note 28 for details of management of interest rate, foreign exchange and liquidity risks applicable to trade and other payables for which, due to their short-term nature, their carrying value approximates their fair value.